SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 3, 2005

TIME AMERICA, INC..

(Exact Name of Registrant as Specified in Charter)

Nevada	33-58694	13-3465289
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

8840 East Chaparral Road, Suite 100, Scottsdale, Arizona		85250
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (480) 296-0400

51 West 3rd Street
Suite 310
Tempe, AZ 85281

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition.

On February 3, 2005, Time America, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended December 31, 2004.  The full text of the Company’s press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K, including the exhibits, shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Item 9.01.      Exhibits

(c)  Exhibits

99.1    Press Release of the Company dated February 3, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME AMERICA, INC.

Date: February 4, 2005	By	/s/ Craig J. Smith
Craig J. Smith
Chief Financial Officer